Divestitures - (Notes)	12 Months Ended
Dec. 31, 2019
Discontinued Operations and Disposal Groups [Abstract]
Divestitures	Divestitures
On June 3, 2019, the Company completed the sale of two non-core forging facilities for $37 million. Located in Portland, IN and Lebanon, KY, these operations primarily use traditional forging methods to produce carbon steel forged products for use in the oil & gas, transportation and construction & mining industries. The Company received cash proceeds, net of transaction costs and net working capital adjustments, of $33.0 million on the sale of this business during the fiscal year ended December 31, 2019, which is reported as an investing activity on the consolidated statement of cash flows. With $10.4 million of goodwill allocated to these operations from ATI’s Forged Products reporting unit, the Company recognized an $8.1 million pre-tax loss in 2019, which is recorded in other income, net, on the consolidated statement of income and is excluded from HPMC segment results. This business is reported as part of the HPMC segment through the date of sale. Sales from these two forging facilities in 2018 were $86 million in the aggregate.
On July 22, 2019, the Company completed the sale of its Cast Products business, which produces titanium investment castings that are primarily used by aerospace & defense OEMs in the production of commercial jet airframes and engines. As part of the $127 million transaction, ATI retained a small post-casting machining facility in Salem, OR and continues to provide these services to the buyer and others. The Company received cash proceeds, net of transaction costs and net working capital adjustments, of $125.1 million on the sale of this business in 2019, which is reported as an investing activity on the consolidated statement of cash flows. The Company recognized a $6.2 million gain in 2019, which included a $10.2 million impairment charge on the carrying value of long-lived assets of the retained Salem operation ($4.5 million for property, plant and equipment, $1.4 million for operating lease right of use assets, $1.0 million for finance lease right of use assets, and $3.3 million of finite-lived intangible assets). This long-lived asset impairment charge was based on an analysis of the estimated fair values, including asset appraisals using market approaches, which represent Level 3 unobservable information in the fair value hierarchy. This gain on the sale of the Cast Products business is recorded in other income, net, on the consolidated statement of income and is excluded from HPMC segment results. This business is reported as part of the HPMC segment through the date of sale. Cast Products’ sales were $105 million in 2018.